UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2019 (May 23, 2019)

CORNERSTONE BUILDING BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400 Cary, North Carolina	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436

Former name, as listed on last report:
NCI Building Systems, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CNR (Formerly: NCS)	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Lawrence J. Kremer; Appointment of Mr. Wilbert W. James Jr. and Mr. Daniel Janki as Class I Directors

Lawrence J. Kremer retired from the board of directors (the “Board”) of Cornerstone Building Brands, Inc. (the “Company”), resigning as a Class I director, effective May 23, 2019, thereby creating a second vacant Board seat.

On May 23, 2019, in connection with the newly created vacant Board seat, the Board appointed Mr. Wilbert W. James, Jr. as a Class I director of the Company and appointed Mr. James Jr. to serve on the Affiliate Transactions Committee and the Compensation Committee. In connection with its decision to appoint Mr. James to the Board, the Board determined that Mr. James will be an “independent” director, as independence is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under NYSE listing standards.

On May 23, 2019, to fill the remaining vacant Board seat, the Board appointed Mr. Daniel Janki as a Class I director of the Company and appointed Mr. Janki to serve on the Affiliate Transactions Committee and Audit Committee. In connection with its decision to appoint Mr. Janki to the Board, the Board determined that Mr. Janki will be an “independent” director, as independence is defined in Rule 10A-3 of the Exchange Act and under NYSE listing standards. Mr. Janki was designated as a “CD&R Investor Independent Director” (as defined in the Stockholders Agreement, dated November 16, 2018, between the Company and each of Clayton, Dubilier & Rice Fund VIII, L.P., CD&R Friends & Family Fund VIII, L.P., CD&R Pisces Holdings, L.P., Atrium Intermediate Holdings, LLC, GGC BP Holdings, LLC, and AIC Finance Partnership, L.P.), in connection with his appointment to the Board.

Messrs. James and Janki, along with the other Class I directors, will stand for re-election at the Company’s annual meeting of stockholders in 2021.

Messrs. James and Janki will receive compensation in accordance with the Company’s standard director compensation arrangements as described in Item 11 of Amendment No. 1 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2019. In connection with his appointment, Mr. James and Mr. Janki will each enter into a standard indemnification agreement with the Company, which form is filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2009, and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws.

Seventh Amended and Restated Bylaws

On and effective May 23, 2019, the Board approved, authorized and adopted the Seventh Amended and Restated By-Laws of the Company (the “By-Laws”) to reflect the change of the Company’s name from “NCI Building Systems, Inc.” to “Cornerstone Building Brands, Inc.” (the “Name Change”).

A copy of the By-Laws is attached as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing summary of the By-Laws does not purport to be a complete description and is subject to and qualified in its entirety by reference to the full text of such document, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Certificate of Incorporation

The information contained in Item 5.07 concerning the Third Amended and Restated Certificate of Incorporation of the Company (the “Charter Amendment”) is incorporated herein by reference.

Item 5.05. Amendment to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On and effective May 23, 2019, the Board approved and adopted an amendment to the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”) to reflect the Name Change and the Company’s entry into the Stockholders Agreement but does not otherwise materially change the responsibilities and obligations that applied previously. The Code of Ethics applies to all directors, officers and employees of the Company, establishing basic standards of business practice, as well as professional and personal conduct that are expected of all covered persons.

A copy of the Code of Ethics is attached hereto as Exhibit 14.1 to this Current Report and available on the Company’s website at https://www.cornerstonebuildingbrands.com/investors/committees-and-charters. The foregoing summary of the amended and restated Code of Ethics is subject to and qualified in its entirety by references to the full text of the Code of Ethics. The contents of the Company’s website are not incorporated by reference in this report.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2019. The number of shares present in person and/or by proxy at the Annual Meeting was 115,947,213, representing approximately 92% of the 125,514,093 shares of Common Stock, $0.01 par value (the “Common Stock”) issued and outstanding on April 8, 2019, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected Gary L. Forbes, George Martinez, James S. Metcalf and Jonathan L. Zrebiec as Class II directors to serve until the annual meeting of stockholders to be held in 2022, (ii) provided an advisory vote in favor of a “one year” frequency for future non-binding “Say on Pay” stockholder votes on compensation of the Company’s named executive officers, (iii) approved, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the Company’s named executive officers, as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 22, 2019, (iv) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (v) approved the Charter Amendment to effectuate the Name Change and (vi) approved an amendment of the Company’s 2003 Long-Term Stock Incentive Plan to increase the number of shares of the Company’s Common Stock available for awards thereunder by an additional 6,200,000 shares.

Of the 115,947,213 shares of Common Stock present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for, against, abstain and non-votes for each of the nominees for director:

Nominee	For	Against	Abstain	Non-Votes
Class I:
Gary L. Forbes	106,216,318	4,385,210	85,315	5,260,370
George Martinez	109,730,258	872,302	84,283	5,260,370
James S. Metcalf	107,360,225	3,237,223	89,395	5,260,370
Jonathan L. Zrebiec	108,517,719	2,076,949	92,175	5,260,370

In addition to Gary L. Forbes, George Martinez, James S. Metcalf and Jonathan L. Zrebiec, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: Kathleen J. Affeldt, George L. Ball, John J. Holland, Wilbert James Jr., Daniel Janki, John Krenicki, Timothy O’Brien and Nathan K. Sleeper. Please refer to Item 5.02 for additional information regarding the appointments of Messrs. James Jr. and Janki to the Board.

The stockholders of the Company provided an advisory vote in favor of a “one year” frequency for future non-binding “Say on Pay” stockholder votes on compensation of the Company’s named executive officers by the following vote:

1 Year	2 Years	3 Years	Abstain	Non-Votes
108,286,451	45,694	2,269,994	84,704	5,260,370

The stockholders of the Company approved, on an advisory basis, the compensation philosophy, policies and procedures and the compensation of the Company’s named executive officers, as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 22, 2019, by the following vote:

For	Against	Abstain	Non-Votes
109,469,944	1,089,351	127,548	5,260,370

The stockholders of the Company ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 by the following vote:

For	Against	Abstain	Non-Votes
115,459,538	403,660	84,015	0

The stockholders of the Company approved the Charter Amendment to effectuate the Name Change, by the following vote:

For	Against	Abstain	Non-Votes
115,460,230	393,951	93,032	0

The stockholders of the Company approved an amendment of the 2003 Long-Term Stock Incentive Plan, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders, dated April 22, 2019, by the following vote:

For	Against	Abstain	Non-Votes
97,408,055	13,194,265	84,523	5,260,370

Item 8.01. Other Events.

On May 23, 2019, in connection with the Name Change, the Company changed its NYSE trading symbol to “CNR” and changed the CUSIP number for the Common Stock to 21925D 109.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Seventh Amended and Restated By-Laws of Cornerstone Building Brands, Inc.
3.2	Third Amended and Restated Certificate of Incorporation of Cornerstone Building Brands, Inc.
14.1	Code of Ethics of Cornerstone Building Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, Chief Legal, Risk
& Compliance Officer, and Corporate
Secretary

Date: May 28, 2019

5